UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2023

BUTTERFLY NETWORK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39292	84-4618156
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 District Avenue Burlington, Massachusetts	01803
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 557-4800

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BFLY	The New York Stock Exchange
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	BFLY WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05    Costs Associated with Exit or Disposal Activities.

On July 11, 2023, Butterfly Network, Inc. (the “Company”) announced a plan approved by the Company’s Board of Directors that is designed to better align the Company’s commercial objectives and prioritization with its existing strengths and offerings. In addition to this strategic realignment, the plan includes a 25% reduction in the Company’s work force and other savings, which will reduce the Company’s cash use by an average of approximately $2 million per month and allow the Company to extend its cash resources. The Company estimates that it will incur around $5 million in cash charges related to employee severance and benefits costs, substantially all of which the Company expects to incur in the third and fourth quarters of 2023. The Company intends to elaborate further on this plan on its Second Quarter Earnings call to be held on August 3, 2023.

Safe Harbor Statement

Certain statements contained herein, regarding matters that are not historical facts, may be forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). Such forward-looking statements include statements regarding management’s intentions, plans, beliefs, expectations, or forecasts for the future, including with respect to the organizational restructuring. The reader is cautioned not to rely on these forward-looking statements. These forward-looking statements are based on current expectations of future events. If the underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of the Company. These risks and uncertainties can be found in the Company’s most recently filed Annual Report on Form 10-K, for the fiscal year ended December 31, 2022, as supplemented by any subsequently filed Quarterly Reports on Form 10-Q. Copies of these filings are available online at www.sec.gov, www.butterflynetwork.com, or on request from the Company. Forward-looking statements included herein speak only as of the date hereof and the Company undertakes no obligation to revise or update such statements to reflect the occurrence of events or circumstances after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUTTERFLY NETWORK, INC.

	By:	/s/ Heather C. Getz, CPA
	Name:	Heather C. Getz, CPA
	Title:	Executive Vice President and Chief Financial & Operations Officer

Date: July 14, 2023